UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2018

EL CAPITAN PRECIOUS METALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5871 Honeysuckle Road Prescott, AZ	86305-3764
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01          Changes in Registrant's Certifying Accountant.

Resignation of Current Independent Registered Public Accounting Firm

On February 5, 2018, MaloneBailey LLP (“MaloneBailey”) resigned as the independent registered public accounting firm of El Capitan Precious Metals, Inc. (“we,” “us,” “our,” or the “Company”).

MaloneBailey’s reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of MaloneBailey on the Company’s consolidated financial statements for the fiscal years ended September 30, 2016 and 2015 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern. MaloneBailey did not issue a report on the Company’s consolidated financial statements for the year ended September 30, 2017.

The audit committee of our board of directors did not recommend or approve the resignation of MaloneBailey.

During the Company’s two most recent fiscal years ended September 30, 2015 and September 30, 2016 and through February 5, 2018, the date of MaloneBailey’s resignation, (i) the Company had no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report; and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K except for the following:

1.	The identification of material weaknesses in our internal control over financial reporting as described in Item 9A of our Form 10-K for the annual period ended September 30, 2016.

2.
MaloneBailey advised the Company that information had come to its attention that, if further investigated, may cause it to be unwilling to be associated with the Company's consolidated financial statements, based on the circumstances described under Item 8.01 of this Current Report. MaloneBailey advised that its investigation would require the Company to obtain a legal opinion that could not be obtained without undue effort or expense, as described under Item 8.01. MaloneBailey resigned as a result of this audit scope limitation and due to the resignation, did not conduct such further investigation.

The disclosure under Item 8.01 of this Current Report is incorporated by reference into this Item 4.01. Our audit committee discussed with MaloneBailey the reasons for its resignation, and we have authorized MaloneBailey to respond fully to the inquiries of our successor independent registered public accounting firm.

We have provided MaloneBailey with a copy of the disclosures made in this current report on Form 8-K (this “Report”) prior to the time this Report was filed with the Securities and Exchange Commission. We requested that MaloneBailey furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with our statements made in this Report. A copy of MaloneBailey letter dated February 9, 2018, is attached as Exhibit 16.1 hereto.

Engagement of New Independent Registered Public Accounting Firm

On February 7, 2018 (the “Engagement Date”), we engaged Semple, Marchal & Cooper, LLP  (“SM&C”) as our independent registered public accounting firm for the Company’s fiscal year ended September 30, 2017.  The engagement of SM&C as our independent registered public accounting firm was approved by the audit committee of our Board of Directors.  During the two most recent fiscal years and through the Engagement Date, we have not consulted with SM&C regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that SM&C concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 8.01          Other Events.

We are a party to an agreement with HKM Minerals (“HKM”) dated December 6, 2016 that governed our use of a pilot plant in Phoenix, Arizona that is owned by HKM and was used for the production and concentration of our mineralized materials.  HKN is an entity wholly owned by David Davidson, who has also been our contract miner.  Under the agreement, HKM was required to establish the pilot plant, obtain and secure the pilot plant equipment and the manpower necessary to operate it.  The pilot plant, including the equipment, was owned by HKM.  We transported mineralized material to the pilot plant and HKM was responsible for processing and concentrating it.  Each party was responsible for its own costs in carrying out their duties and responsibilities under the agreement. The proceeds from the sale of precious metal concentrates generated at the pilot plant are to be shared equal after the parties recoup their respective expenses.

As contemplated by the agreement, we made advances to HKM from time to time to facilitate HKM’s activities and for site improvements, equipment and ancillary equipment required to attain the through put goal of management.  Such advances are to be repaid to us out of HKM’s proceeds from the sale of precious metal concentrates.

From December 6, 2016 (the date of our agreement with HKM) until September 30, 2017 (the end of our 2017 fiscal year), we issued a total of 9.5 million shares of common  stock (the “S-8 Shares”) to Mr. Davidson in his individual capacity, and considered those issuances to be in lieu of cash advances to HKM.  The shares were issued from the Company’s 2015 Equity Incentive Plan, as amended, and their issuance was registered pursuant to one or more registration statements of the Company on Form S-8 (“Form S-8”) under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with its audit of our consolidated financial statements for the fiscal year ended September 30, 2017, MaloneBailey, LLP, our independent certified public accounting firm, requested that we obtain a legal opinion stating that the use of Form S-8 to register the issuance of the S-8 Shares under the circumstances described above was in compliance with federal securities laws.  We were unable to obtain such a legal opinion without undue effort or expense based on the fact-intensive nature of the issues involved, and in light of our current financial condition.  MaloneBailey subsequently resigned as a result of this audit scope limitation and due to the resignation, did not conduct further investigation.

We believe that our use of Registration Statement on Form S-8 to register the issuance of the S-8 Shares was in compliance with applicable federal securities laws, as the S-8 Shares were issued to an individual (Mr. Davidson) providing bona fide services to us other than in connection with the offer and sale of securities in a capital raising transaction.  However, securities regulators or a purchaser in any resale of the S-8 Shares could claim that the issuance of the S-8 Shares was not properly registered on Form S-8, and that the issuance of such shares violated the registration requirements of Section 5 of the Securities Act.  In that situation, such purchasers (if any) may have the right under federal securities laws to rescind their purchases for a period of one year from the date of the violation.  Purchasers may also be entitled to additional remedies under state securities laws, which remedies and statutes of limitations vary and depend upon the state in which purchases occurred.

Caution Regarding Forward-Looking Statements

This Form 8-K Current Report includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements.  Examples of such forward-looking statements include, but are not limited to,  the potential for claims related to our issuance of the S-8 Shares. Factors that could cause or contribute to such differences include: the reasons giving rise to MalonBailey’s resignation; MaloneBailey identifying disagreements or additional reportable events in a letter addressed to the SEC pursuant to Item 304 of Regulation S-K; the impact of the resignation of the Company’s independent registered public accounting firm on our ability to raise capital to fund continuing operations. Actual events or results may differ materially from the Company’s expectations.  Our forward-looking statements are presented as of the date hereof. Except as required by law, we expressly disclaim any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from MaloneBailey LLP to the Securities and Exchange Commission dated February 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ Stephen J. Antol
Date: February 9, 2018		Name: Stephen J. Antol
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from MaloneBailey LLP to the Securities and Exchange Commission dated February 9, 2018.